                                                                    Exhibit 3.15

Corporations Section                                         Gwyn Shea
P.O.Box 13697                                                Secretary of State
Austin, Texas 78711-3697
                                     [SEAL]

                        Office of the Secretary of State

The undersigned, as Secretary of State of Texas, does hereby certify that the attached is a true and correct copy of each document on file in this office as described below:

                        TELEPHONE AUDIO PRODUCTIONS, INC.
                             Filing Number: 77574500

Articles Of Incorporation                                      November 25, 1985
Assumed Name Certificate                                          April 27, 1998
Assumed Name Certificate                                          April 27, 1998
Change Of Registered Agent/Office                                  July 20, 1998
Assumed Name Certificate                                           July 24, 1998
Assumed Name Certificate                                           July 24, 1998
Public Information Report (PIR)                                December 31, 1999
Change Of Registered Agent/Office                                 March 30, 2001

                                      In testimony whereof, I have hereunto
                                      signed my name officially and caused to be impressed hereon the Seal of State at my office in Austin, Texas on April 29, 2003.

[SEAl]
                                         /s/ Gwyn Shea
                                         ---------------------------------------
                                         Secretary of State

          Come visit us on the internet at http://www.sos.state.tx.us/
PHONE(512) 463-5555                FAX(512) 463-5709                    TTY7-1-1
Prepared by: SOS-WEB

                                                                FILED
                                                        In the Office of the
                                                    Secretary of State of Texas

                                                            NOV 25 1985

                                                             Clerk I-B
                                                        Corporations Section

                            ARTICLES OF INCORPORATION

                                       OF

                        TELEPHONE AUDIO PRODUCTIONS, INC.

THE STATE OF TEXAS
COUNTY OF DALLAS

                                   ARTICLE ONE

     The name of the Corporation is TELEPHONE AUDIO PRODUCTIONS, INC.

                                   ARTICLE TWO

     The period of its duration is perpetual.

                                  ARTICLE THREE

     The purposes for which the Corporation is organized are:

     1. The transaction of any or all lawful business for which a corporation may be incorporated under the Texas Business Corporation Act.

     2. To buy, sell and deal in real property, personal property and services, subject to Part Four, Texas Miscellaneous Corporation Laws Act.

                                  ARTICLE FOUR

     The aggregate number of shares which the Corporation shall have authority to issue is 1,000,000 at no par value.

                                  ARTICLE FIVE

     The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of one Thousand Dollars ($1,000.00) consisting of money, labor done, or property actually received.

                                   ARTICLE SIX

     All shareholders shall have preemptive rights.

                                  ARTICLE SEVEN

     The shareholders of the Corporation hereby delegate to the Board of Directors power to adopt, alter, amend or repeal the By-Laws of the corporation; such power shall be deemed to be vested exclusively in the Board of Directors, and shall not be exercised by the shareholders.

                                  ARTICLE EIGHT

     Directors shall be elected by a majority vote. Cumulative voting shall be permitted.

                                  ARTICLE NINE

     1. Any contract or other transaction between the Corporation and any of its directors, officers or shareholders (or any corporation or firm in which any of them are directly interested) shall be valid for all purposes notwithstanding the presence of such director, officer or shareholder at the meeting, authorizing such contract or transaction, or his participating in such meeting or authorization.

     2. The foregoing shall, however, apply only if the interest of each such director, officer or shareholder is known or disclosed to the Board of Directors and/or shareholders, and they nevertheless authorize or ratify such contract or agreement.

                                   ARTICLE TEN

     1. The Corporation shall, subject to the provisions in paragraph 2, below, indemnify any director or former director who was, is, or is threatened to be made a defendant or respondent in a proceeding because such person is or was a director, against judgments, penalties, fines, settlements, and reasonable expenses actually incurred in connection with the proceeding; but if the proceeding was brought by or on behalf of the Corporation, the indemnification is limited to reasonable expenses actually incurred in connection with the proceeding.

     2. The indemnification in paragraph 1 shall be made only if it is determined in accordance with paragraph 3, below, that the director or former director:

          (a)  conducted himself in good faith;

          (b) reasonably believed: (1) in the case of conduct in his official capacity as a director of the corporation, that his conduct was in the corporation's best interests; and (2) in all other cases, that his conduct was at least not opposed to the corporation's best interests;

          (c) in the case of any criminal proceedings, had no reasonable cause to believe his conduct was unlawful.

     3. A determination of indemnification, authorization of indemnification, and a determination as to reasonableness of expenses must be made:

          (a) by a majority vote of a quorum consisting of directors who at the time of the vote are not named defendants or respondents in the proceeding;

          (b) if such a quorum cannot be obtained, by a majority vote of a committee of the board of directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in the proceeding;

          (c) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (a) or (b) of this paragraph, or, if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors. If such legal counsel is selected for a determination of indemnification, then authorization of indemnification and determination as to reasonableness of expenses must also be made under this subparagraph (c) of paragraph 3; or

          (d) by the shareholders in a vote that excludes the shares held by directors who are named defendants or respondents in the proceeding.

     4. A director or former director may not be indemnified under Paragraph 1 for obligations resulting from a proceeding:

          (a) in which the person is found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

          (b)  in which the person is found liable to the corporation.

     5. The Corporation, in any events, shall indemnify a director or officer against reasonable expenses incurred by him in connection with a proceeding in which he is a party because he is a director, or officer, if he has been wholly successful, on the merits or otherwise, in the defense of the proceeding.

     6. Reasonable expenses incurred by a director, officer, employee or agent of the corporation who was, is, or is threatened to be made a defendant or respondent in a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding after:

          (a) the corporation receives a written affirmation by the director, officer, employee or agent of his good faith belief that he has met the standard of conduct referred to in Paragraphs 2 and 4, and a written unlimited, general undertaking by him, or on his behalf, to repay the amount paid or reimbursed if it is ultimately determined that he has not met those requirements; and

          (b) a determination of the facts then known to those making the determination would not preclude indemnification under Paragraphs 1, 2, or 4.

Determinations and authorization for payments under this Paragraph must be made in the manner specified by Paragraph 3, above.

     7. Any indemnification of or advance of expenses to a director in accordance with this Article Ten shall be reported in writing to the shareholders with or before the notice, or waiver of notice of the next shareholders' meeting or with or before the next submission to shareholders of a consent to action without a meeting and, in any case, within the twelve (12) month period immediately following the date of the indemnification or advance.

                                 ARTICLE ELEVEN

     The post office address of the initial registered office of the Corporation is 5217 McKinney Avenue, Suite 202, Dallas, Texas 75205, and the name of its initial registered agent at such address is Mark S. McQuality.

                                 ARTICLE TWELVE

     The number of initial directors is three (3), and the names and addresses of the directors are;

      Name                             Address
      ----                             -------

Lawrence I. Norber      3116 Brincrest
                        Dallas, Texas 75234

Michael H. Wegener      2114 Poppy
                        Richardson, Texas 75081

Charles E. Price, Jr.   4304 Windward Circle
                        Dallas, Texas 75252

                                ARTICLE THIRTEEN

     The name and address of the incorporator is:

      Name                             Address
      ----                             -------

Mark S. McQuality       5217 McKinney Avenue, Suite 202
                        Dallas, Texas 75205


                                        /s/ MARK S. McQUALITY
                                        ----------------------------------------

     SUBSCRIBED AND SWORN TO BEFORE ME by the said MARK S. McQUALITY, Incorporator, on this 21st day of November, 1985.


                                        /s/ Illegible
                                        ----------------------------------------
                                        Notary Public in and for
                                        Dallas County, Texas

My Commission Expires:
6-14-86

Office of the Corporations Section                      P.O. BOX 13697
Secretary of State                                           FILED
Austin, Texas 78711-3697                             In the Office of the
                                                  Secretary of State of Texas

                                                          APR 27 1998

                                                     Corporations Section

                            ASSUMED NAME CERTIFICATE

1. The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application for certificate of authority or comparable document is Telephone Audio Productions, Inc.

2. The assumed name under which the business or professional service is or is to be conducted or rendered is Sold-on-Hold Communications

3. The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is Texas, and the address of its registered or similar office in that jurisdiction is 12700 Park Central Dr. # 1401 Dallas Tx 75251

4. The period, not to exceed 10 years, during which the assumed name will be used is 10 Years

5.   The entity is a (circle one):

                              [X]  Business Corporation
                                   Non-Profit Corporation
                                   Professional Corporation
                                   Professional Association
                                   Limited Liability Company
                                   Limited Partnership
                                   Registered Limited Liability Partnership

          If the entity is some other type of incorporated business, professional or other association, please specify below:

6. If the entity is required to maintain a registered office in Texas, the address of the registered office is and the name of its registered agent at such address is
                     -----------------------------------------------------------
          The address of the principal office (if not the same as the registered office) is
                ----------------------------------------------------------------

7. If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is
                                              ----------------------------------
     and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is and the office address elsewhere is
     -------------------------------

     -------------------------------

8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation "ALL" or "ALL EXCEPT"): All


                                        /s/ Michael H. Wegener
                                        ----------------------------------------
                                        Signature of officer, general partner,
                                        manager, representative or
                                        attorney-in-fact of the entity

State of Texas
County of Dallas

Before me, the undersigned authority, on this day personally appeared Michael H. Wegener known to me to be the person who signed the foregoing instrument, and acknowledged to me that he executed the instrument for the purposes therein expressed.

Given under my hand and seal of office on this 24th day of April 1998

     (Notary Seal)

                                        Notary Public


                                        /s/ Illegible
                                        ----------------------------------------
                                        Commission expires 5-11-99

Form No. 503
Revised 6/96

   The Office of the Secretary of State does not discriminate on the basis of race, color, national origin, sex, religion or disability in employment or the provision of services.

Office of the Corporations Section
Secretary of State                                                P.O. Box 13697
Austin, Texas 78711-3697

                INSTRUCTIONS FOR FILING ASSUMED NAME CERTIFICATE

1. A corporation, limited liability company, limited partnership or registered limited liability partnership which regularly conducts business or renders a professional service in this state under a name other than the name contained in its articles of incorporation, articles of organization, certificate of limited partnership registration statement, or application for certificate of authority must file an assumed name certificate with the secretary of state and with the appropriate county clerk in accordance with section 36.11 of the Texas Business and Commerce Code.

Office of the Corporations Section                      P.O. BOX 13697
Secretary of State                                           FILED
Austin, Texas 78711-3697                             In the Office of the
                                                  Secretary of State of Texas

                                                          APR 27 1998

                                                     Corporations Section

                            ASSUMED NAME CERTIFICATE

1. The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application for certificate of authority or comparable document is Telephone Audio Productions, Inc.

2. The assumed name under which the business or professional service is or is to be conducted or rendered is Sold-on-Hold

3. The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is Texas, and the address of its registered or similar office in that jurisdiction is 12700 Park Central DR. #1401 DALLAS TX 75251

4. The period, not to exceed 10 years, during which the assumed name will be used is 10 Years

5.   The entity is a (circle one):

                              [X]  Business Corporation
                                   Non-profit Corporation
                                   Professional Corporation
                                   Professional Association
                                   Limited Liability Company
                                   Limited Partnership
                                   Registered Limited Liability Partnership

          If the entity is some other type of incorporated business, professional or other association, please specify below:

6. If the entity is required to maintain a registered office in Texas, the address of the registered office is and the name of its registered agent at such address is
                     -----------------------------------------------------------

          The address of the principal office (if not the same as the registered office) is
                ----------------------------------------------------------------

7. If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is
                                              ----------------------------------
     and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is and the office address elsewhere is
     --------------------------------------

     --------------------------------------

8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation "ALL" or "ALL EXCEPT"): All


                                        /s/ Michael H. Wegener
                                        ----------------------------------------
                                        Signature of officer, general partner,
                                        manager, representative or
                                        attorney-in-fact of the entity

State of Texas

County of Dallas

Before me, the undersigned authority, on this day personally appeared Micheal H. Wegener known to me to be the person who signed the foregoing instrument, and acknowledged to me that he executed the instrument for the purposes therein expressed.

Given under my hand and seal of office on this 24th day of April 1998

     (Notary Seal)

                                        Notary Public


                                        /s/ Illegible
                                        ----------------------------------------
                                        Commission expires 5-17-99

Form No. 503
Revised 6/96

   The Office of the Secretary of State does not discriminate on the basis of race, color, national origin, sex, religion, age or disability in employment or the provision of services.

Office of the Corporations Section                                P.O. Box 13697
Secretary of State
Austin, Texas 78711-3697

                INSTRUCTIONS FOR FILING ASSUMED NAME CERTIFICATE

1. A corporation, limited liability company, limited partnership or registered limited liability partnership which regularly conducts business or renders a professional service in this state under a name other than the name contained in its articles of incorporation, articles of organization, certificate of limited partnership registration statement, or application for certificate of authority must file an assumed name certificate with the secretary of state and with the appropriate county clerk in accordance with section 36.11 of the Texas Business and Commerce Code.

Office of the                  [SEAL]                          FILED
Secretary of State                                      In the Office of the
Corporations Section                                 Secretary of State of Texas
P.O. BOX 13697
Austin, Texas 78711-3697                                    JUL 20 1998

                                                        Corporations Section

                   STATEMENT OF CHANGE OF REGISTERED OFFICE OR
                   REGISTERED AGENT OR BOTH BY A CORPORATION,
                LIMITED LIABILITY COMPANY OR LIMITED PARTNERSHIP

1.   The name of the entity is Telephone Audio Productions, Inc.

     The entity's charter/certificate of authority/file number is 00775745-00

2. The registered office address as PRESENTLY shown in the records of the Texas secretary of state is: 5217 McKinney Ave #202 Dallas Tx 75205

3. A.[X] The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address must be in Texas.)
     12700 Park Central DR. #1401 Dallas Tx 75251
OR   B.[ ] The registered office address will not change.

4. The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is Mark S McQuality

5.   A.[X] The name of the NEW registered agent is Michaek H Wegener
OR   B.[ ] The registered agent will not change.

6. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.   The changes shown above were authorized by:

     Business Corporations may select A or B          Limited Liability
                                             --------
     Companies may select D or E Non-Profit Corporations may select A, B, or C Limited Partnerships select F

     A.[X] The board of directors;
     B.[ ] An officer of the corporation so authorized by the board of directors;
     C.[ ] The members of the corporation in whom management of the corporation is vested pursuant to article 2.14C of the Texas Non-Profit Corporation Act;
     D.[ ] Its members;
     E.[ ] Its managers; or
     F.[ ] The limited partnership.


                                        /s/ Michael H. Wegener
                                        ----------------------------------------
                                        (Authorized Officer of Corporation)
                                        (Authorized Member or Manager of LLC)
                                        (General Partner of Limited Partnership)

Office of the Corporations Section                          P.O. Box 13697
Secretary of State                                             FILED
Austin, Texas 78711-3697                                 In the Office of the
                                                     Secretary of State of Texas

                                                            JUL 24 1998

                                                        Corporations Section

                            ASSUMED NAME CERTIFICATE

1. The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application for certificate of authority or comparable document is Telephone Audio Productions, Inc.

2. The assumed name under which the business or professional service is or is to be conducted or rendered is On Hold Ad Systems

3. The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is Texas, and the address of its registered or similar office in that jurisdiction is 12700 Park Central Dr. #1401 Dallas Tx 75251

4. The period, not to exceed 10 years, during which the assumed name will be used is 10 Years

5.   The entity is a (circle one):

                                   [X]  Business Corporation
                                        Non-Profit Corporation
                                        Professional Corporation
                                        Professional Association
                                        Limited Liability Company
                                        Limited Partnership
                                        Registered Limited Liability Partnership

          If the entity is some other type of incorporated business, professional or other association, please specify below:


6. If the entity is required to maintain a registered office in Texas, the address of the registered office is and the name of its registered agent at such address is
                     -----------------------------------------------------------

          The address of the principal office (if not the same as the registered office) is
                ----------------------------------------------------------------

7. If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is
                                              ----------------------------------
     and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is
                                                                     -----------
                       and the office address elsewhere is
     -----------------                                     ---------------------

8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation "ALL" or "ALL EXCEPT"): All


                                     /s/ Michael H. Wegener
                                     -------------------------------------------
                                     Signature of officer, general partner,
                                     manager, representative or attorney-in-fact
                                     of the entity

State of
         -------
County of
         -------

Before me, the undersigned authority, on this day personally appeared Michael H. Wegener known to me to be the person who signed the foregoing instrument, and acknowledged to me that he executed the instrument for the purposes therein expressed.

Given under my hand and seal of office on this 22nd day of July 1998

(Notary Seal)


                                           /s/ Illegible
                                           -------------------------------------
                                           Notary Public
                                           Commission expires 5-17-99

Form No. 503
Revised 6/96

The Office of the Secretary of State does not discriminate on the basis of race, color, national origin, sex, religion, age or disability in employment or the provision of services

Office of the Corporations Section
Secretary of State                                               P.O. Box 13697
Austin, Texas 78711-3697

                INSTRUCTIONS FOR FILING ASSUMED NAME CERTIFICATE

1. A corporation, limited liability company, limited partnership or registered limited liability partnership which regularly conducts business or renders a professional service in this state under a name other than the name contained in its articles of incorporation, articles of organization, certificate of limited partnership registration statement, or application for certificate of authority must file an assumed name certificate with the secretary of state and with the appropriate county clerk in accordance with section 36.11 of the Texas Business and Commerce Code.

Office of the Corporations Section                         P.O. Box 13697
Secretary of State                                              FILED
Austin, Texas 78711-3697                                In the Office of the
                                                     Secretary of State of Texas

                                                            JUL 24 1998

                                                        Corporations Section

                            ASSUMED NAME CERTIFICATE

1. The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application for certificate of authority or comparable document is Telephone Audio Productions, Inc.

2. The assumed name under which the business or professional service is or is to be conducted or rendered is Sold-on-Hold International

3. The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is Texas, and the address of its registered or similar office in that jurisdiction is 12700 Park Central Dr. #1401 Dallas Tx 75251

4. The period, not to exceed 10 years, during which the assumed name will be used is 10 Years

5.   The entity is a (circle one):

                                   [X]  Business Corporation
                                        Non-Profit Corporation
                                        Professional Corporation
                                        Professional Association
                                        Limited Liability Company
                                        Limited Partnership
                                        Registered Limited Liability Partnership

          If the entity is some other type of incorporated business, professional or other association, please specify below:

6. If the entity is required to maintain a registered office in Texas, the address of the registered office is and the name of its registered agent at such address is
                     -----------------------------------------------------------

     The address of the principal office (if not the same as the registered office) is See item #3

7. If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is
                                              ----------------------------------
     and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is
                                                                     -----------
                       and the office address elsewhere is
     -----------------                                     ---------------------

8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation "ALL" or "ALL EXCEPT"): All


                                     /s/ Michael H. Wegener
                                     -------------------------------------------
                                     Signature of officer, general partner,
                                     manager, representative or attorney-in-fact
                                     of the entity

State of
         --------
County of
         --------

Before me, the undersigned authority, on this day personally appeared Michael
H. Wegener known to me to be the person who signed the foregoing instrument, and acknowledged to me that he executed the instrument for the purposes therein expressed.

Given under my hand and seal of office on this 22nd day of July 1998

(Notary Seal)


                                           /s/ Illegible
                                           -------------------------------------
                                           Notary Public
                                           Commission expires 5-17-99

Form No. 503
Revised 6/96

The Office of the Secretary of State does not discriminate on the basis of race, color, national origin, sex, religion, age or disability in employment or the provision of services.

Office of the Corporations Section
Secretary of State                                               P.O. Box 13697
Austin, Texas 78711-3697

                INSTRUCTIONS FOR FILING ASSUMED NAME CERTIFICATE

1. A corporation, limited liability company, limited partnership or registered limited liability partnership which regularly conducts business or renders a professional service in this state under a name other than the name contained in its articles of incorporation, articles of organization, certificate of limited partnership registration statement, or application for certificate of authority must file an assumed name certificate with the secretary of state and with the appropriate county clerk in accordance with section 36.11 of the Texas Business and Commerce Code.

                         PUBLIC INFORMATION REPORT (PIR)
                                  NOTIFICATION

Prior to tax year 2002 copies of Public Information Reports may not have been retained by the Secretary of State of Texas. If you have received this notification in place of a listed report prior to that date you must contact the Comptroller of Public Accounts at (512) 463-4600 to request copies of the record.

[SEAL]   Office of the Secretary of State                   FILED
         Corporations Section                      In the Office of the
         P.O. Box 13697                           Secretary of State of Texas
         Austin, Texas 78711-3697
                                                         MAR 30 2001

                                                    Corporations Section

--------------------------------------------------------------------------------

                  CHANGE OF REGISTERED AGENT/REGISTERED OFFICE

1. The name of the entity is TELEPHONE AUDIO PRODUCTIONS, INC and the file number issued to the entity by the secretary of state is 0077574500

2.   The entity is: (Check one.)

     [X] a business corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, as provided by the Texas Business Corporation Act.

     [ ] a non-profit corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, or through its members in whom management of the corporation is vested pursuant to article 2.14C, as provided by the Texas Non-Profit Corporation Act

     [ ] a limited liability company, which has authorized the changes indicated below through its members or managers, as provided by the Texas Limited Liability Company Act.

     [ ] a limited partnership, which has authorized the changes indicated below through its partners, as provided by the Texas Revised Limited Partnership Act.

     [ ] an out-of-state financial institution, which has authorized the changes indicated below in the manner provided under the laws governing its formation.

3. The registered office address as PRESENTLY shown in the records of the Texas secretary of state is 12700 PARK CENTRAL DRIVE, #1401, DALLAS, TEXAS 75251

4. [X] A. The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address must be in Texas.)

     800 Brazos, Austin, TX 78701

OR   [ ] B. The registered office address will not change.

5. The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is MICHAEL H WEGENER

6. [X] A. The name of the NEW registered agent is Corporation Service Company d/b/a CSC-Lawyers Incorporating Service Company

OR   [ ] B. The registered agent will not change.

7. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

                                            By: /s/ Illegible
                                                --------------------------------
                                                (A person authorized to sign on
                                                behalf of the entity)

                                  INSTRUCTIONS

1. It is recommended that you call (512) 463-5555 to verify the information in items 3 and 5 as it currently appears on the records of the secretary of state before submitting the statement for filing. You also may e-mail an inquiry to corpinfo@sos.state.tx.us. As information on out-of-state financial institutions is maintained on a separate database, a financial institution must call (512) 463-5701 to verify registered agent and registered office information. If the information on the form is inconsistent with the records of this office, the statement will be returned.

2. You are required by law to provide a street address in item 4 unless the registered office is located in a city with a population of 5,000 or less. The purpose of this requirement is to provide the public with notice of a physical location at which process may be served on the registered agent. A statement submitted with a post office box address or a lock box address will not be filed.

3. An authorized officer of the corporation or financial institution must sign the statement. In the case of a limited liability company, an authorized member or manager of a limited liability company must sign the statement. A general partner must sign the statement on behalf of a limited partnership. A person commits an offense under the Texas Business Corporation Act, the Texas Non-Profit Corporation Act or the Texas Limited Liability Company Act if the person signs a document the person knows is false in any material respect with the intent that the document be delivered to the secretary of state for filing. The offense is a Class A misdemeanor.

4.   Please attach the appropriate fee:

          Business Corporation                                          $15.00
          Financial Institution, other than Credit Unions               $15.00
          Financial Institution that is a Credit Union                  $ 5.00
          Non-Profit Corporation                                        $ 5.00
          Limited Liability Company                                     $10.00
          Limited Partnership                                           $50.00

     Personal checks and MasterCard(R), Visa(R), and Discover(R) are accepted in payment of the filing fee. Checks or money orders must be payable through a U.S. bank or other financial institution and made payable to the secretary of state. Fees paid by credit card are subject to a statutorily authorized processing cost of 2.1% of the total fees.

5. Two copies of the form along with the filing fee should be mailed to the address shown in the heading of this form. The delivery address is:
     Secretary of State, Statutory Filings Division, Corporations Section, James Earl Rudder Office Building, 1019 Brazos, Austin, Texas 78701. We will place one document on record and return a file stamped copy, if a duplicate copy is provided for such purpose. The telephone number is (512)463-5555, TDD:(800)735-2989, FAX:(512)463-5709.

Form No. 401
Revised 9/99